UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4309 Hacienda Dr., Suite 150

Pleasanton, CA 94588

(Address of principal executive offices)

(925) 270-4812

(Address, including zip code, and telephone number)

N/A

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Ac (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(S)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On  December 14, 2021, Healthcare Triangle, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that, among other things, that it entered into a Share Purchase Agreement (the "Share Purchase Agreement") with Devcool, Inc., a California corporation ("Devcool"), Go To Assistance Inc., a California corporation ("Seller"), and Mr. Sandeep Deokule, the former Chief Executive Officer of Devcool (“SD”), pursuant to which the Company acquired 5,000,000 shares of Devcool’s Class B Common Stock, par value $0.0001, which represented all of the issued and outstanding capital stock of Devcool (the “Acquisition”). This Form 8-K/A amends Items 9.01 (a) and 9.01(b) of the Initial Filing to provide the audited, interim and pro forma financial information required by Item 9.01 of Form 8-K that was previously omitted from the Initial Filing as permitted by Items 9.01(a)(3) and 9.01(b)(2). This Form 8-K/A does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Report is hereby incorporated by reference to this Form 8-K/A.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Healthcare Triangle, Inc and Devcool Inc would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Acquisition.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Devcool Inc’s audited consolidated financial statements for the years ended December 31, 2020 and 2019 and unaudited financial statements for the nine months ended September 30, 2021 and 2020 and are attached hereto as Exhibit 99.1.

 (b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of Healthcare Triangle, Inc. as of September 30, 2021, Unaudited Pro Forma Condensed Combined Statements of Operations of Healthcare Triangle, Inc. for the year ended December 31, 2020 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2021 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c) Exhibits.

Exhibit

Number	Description
99.1	Audited consolidated financial statements for the years ended December 31, 2020 and 2019 and unaudited financial statements for the nine months ended September 30, 2021 and 2020.
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet of Healthcare Triangle, Inc. as of September 30, 2021, Unaudited Pro Forma Condensed Combined Statements of Operations of Healthcare Triangle, Inc. for the year ended December 31, 2020 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE TRIANGLE, INC.

Date: February 23, 2022	By: /s/ Suresh Venkatachari
Name: Suresh Venkatachari
Title: Chief Executive Officer

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